UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2007

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-25717	86-0876964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02	Results of Operations and Financial Condition

On May 9, 2007, we issued a press release with respect to our 2007 first quarter earnings. The press release is furnished as Exhibit 99.1 to this Current Report. The press release contains certain measures (discussed below) which may be deemed “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. In each case, the most directly comparable GAAP financial measure and information reconciling the GAAP and non-GAAP measures is also included in the press release.

Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

From time to time management discloses cash flow from operations before changes in working capital (cash flow from operations). This non-GAAP financial measure and reconciliation to the most comparable GAAP financial measure is included in Exhibit 99.1 to this Current Report, furnished to the Securities and Exchange Commission.

Cash flow from operations, as defined above, is widely accepted as a financial indicator of an oil and gas company’s ability to generate cash which is used to internally fund exploration and development activities, pay dividends and service debt. Cash flow from operations, as defined above, is presented based on management’s belief that this non-GAAP measure is useful information to investors when comparing our cash flows with the cash flows of other companies that use the Full Cost method of accounting for oil and gas producing activities or have different financing and capital structures or tax rates. Cash flow from operations, as defined above, is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating activities, as defined by GAAP, or as a measure of liquidity, or an alternative to Net income.

Net income excluding selected items and earnings per share excluding selected items are presented based on management’s belief that these non-GAAP measures enable a user of the financial information to understand the impact of these items on reported results. Additionally, this presentation provides a beneficial comparison to similarly adjusted prior periods. Net income and earnings per share excluding selected items is not a measure of financial performance under GAAP and should not be considered as an alternative to net income and earnings per share, as defined by GAAP.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release issued by Petrohawk Energy Corporation dated May 9, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION

By:	/s/ Shane M. Bayless
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 9, 2007

EXHIBIT INDEX

99.1 — Press release issued by Petrohawk Energy Corporation dated May 9, 2007.